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                                                                  EXHIBIT (A)(3)

                         NOTICE OF GUARANTEED DELIVERY

                                      for

                        Tender of Shares of Common Stock

                                       of

                               MEADOWCRAFT, INC.

              Pursuant to the Offer to Purchase dated May 19, 1999

                                       of

                              MWI ACQUISITION CO.
                          A WHOLLY-OWNED SUBSIDIARY OF
                                SRB-MWI, L.L.C.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares (the "Shares") of common stock, par value $.01 per share, of Meadowcraft, Inc., a Delaware corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to American Stock Transfer and Trust Company, as depositary (the "Depositary"), prior to the Expiration Date (as defined under "The Tender Offer -- Terms of the Offer; Expiration Date" in the Offer to Purchase (as defined below)) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by facsimile transmission to the depositary. See "The Tender Offer -- Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.
                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                                  By Facsimile
                       (For Eligible Institutions Only):
                                 (718) 234-5001

                         Confirm Facsimile by Telephone
                                 (800) 937-5449

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                              By Mail, Hand or Overnight Courier:
                                         40 Wall Street
                                          46(th) Floor
                                    New York, New York 10005
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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

     The undersigned hereby tenders to MWI Acquisition Co., a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of SRB-MWI, L.L.C., a Nevada limited liability company, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 19, 1999 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby
acknowledged,                shares of Common Stock, par value $.01 per share
(the "Shares"), of Meadowcraft, Inc., a Delaware corporation, pursuant to the guaranteed delivery procedure set forth under "The Tender Offer -- Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

                        Certificate Nos. (if available):

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                                   SIGN HERE

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                           Signature(s) of Holder(s)

Dated:
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    Please check one box if Shares will be delivered by book-entry transfer:

[ ] The Depositary Trust Company

[ ] The Philadelphia Depositary Company

Account No.
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                             Name(s) of Holder(s):

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                              Please type or print

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                               Address of Company

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                               (Include Zip Code)

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                         Area Code and Telephone Number

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                                   GUARANTEE
                   (Not to be used for signature guarantee)
      The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule
 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery and any other required documents, all within three New York Stock Exchange trading days of the date hereof. A "trading day" is any day on which the New York Stock Exchange is open for business.
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 Name of Firm:
              ---------------------             ------------------------------
                                                (Authorized Signature)
 Address:
          -------------------------
                                                Name:
-----------------------------------                  -------------------------
                                                (Please type or print)
 (Include Zip Code)
                                                Title:
                                                      ------------------------
 Area Code and Tel. No.:
                       ------------
                                                Dated:
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DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE
SENT WITH YOUR LETTER OF TRANSMITTAL.

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